UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2021

LAREDO PETROLEUM, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2021 (the “Sabalo Announcement 8-K”), Laredo Petroleum, Inc. (the “Company”) entered into agreements with respect to the Sabalo/Shad Acquisition and the Working Interest Sale, as those terms are defined and described in the Sabalo Announcement 8-K. On July 1, 2021, the Company consummated the Sabalo/Shad Acquisition and the Working Interest Sale.

The Company is filing this Current Report on Form 8-K to disclose the financial statements and information set forth in Item 9.01 hereto.

On October 20, 2021, in connection with the Pioneer Acquisition, as that term is defined and described in the Company’s Current Report on Form 8-K filed with the SEC on September 20, 2021, and pursuant to the regular semi-annual redetermination, the Company’s lenders increased the borrowing base under the Fifth Amended and Restated Credit Agreement (as amended, the “Senior Secured Credit Facility”) to $1.0 billion. The aggregate elected commitment under the Senior Secured Credit Facility remained unchanged at $725 million.

Item 9.01	Financial Statements and Exhibits.

(a)  Financial statements of business to be acquired.

The audited annual combined financial statements of Sabalo Energy, LLC and Sabalo Operating, LLC (collectively, “Sabalo”), which comprise the balance sheets as of December 31, 2020 and 2019, the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the combined financial statements, were previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2021 and are incorporated by reference herein.

The unaudited quarterly combined financial statements of Sabalo, which comprise the balance sheet as of June 30, 2021, the related statements of operations, members’ equity, and cash flows for each of the six-month periods ended June 30, 2021 and June 30, 2020, and the related notes to the combined financial statements, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

The audited annual financial statements of Shad Permian, LLC (“Shad”), which comprise the balance sheets as of December 31, 2020 and 2019, the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the financial statements, were previously filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2021 and are incorporated by reference herein.

The unaudited quarterly financial statements of Shad, which comprise the balance sheet as of June 30, 2021, the related statements of income, members’ equity, and cash flows for each of the six-month periods ended June 30, 2021 and June 30, 2020, and the related notes to the financial statements, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)  Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which comprise the balance sheet as of June 30, 2021, the related statements of operations for the six-month period ended June 30, 2021 and year ended December 31, 2020, and the related notes to the pro forma condensed combined financial information, is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d)  Exhibits.

Exhibit Number	Description
23.1	Consent of Tranbarger FHK, PLLC with respect to Sabalo audited combined financial statements.
23.2	Consent of Tranbarger FHK, PLLC with respect to Shad audited financial statements.
23.3	Consent of W.D. Von Gonten & Co.
99.1	Unaudited combined financial statements of Sabalo as of June 30, 2021 and for the six-month periods ended June 30, 2021 and June 30, 2020.
99.2	Unaudited financial statements of Shad as of June 30, 2021 and for the six-month periods ended June 30, 2021 and June 30, 2020.
99.3	Unaudited pro forma condensed combined financial information of Laredo as of June 30, 2021 and for the six-month period ended June 30, 2021 and year ended December 31, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.
Date: October 25, 2021	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer